UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 22, 2002
                                           -------------------------------------
                            American Skiing Company
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             (Exact name of Registrant as specified in its charter)
        Delaware                       I-13057                04-3373730
---------------------------    -------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


136 Heber Ave., #303,  P.O. Box 4552, Park City, Utah     84060
-----------------------------------------------------     ----------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (435) 615-0340
                   -------------------------------------------


Item 5.  Other Events

     See press release attached as Exhibit 99.1.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS, READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SKIING COMPANY


Date:  November 27, 2002                    /s/ William J. Fair
                                            ------------------------------------
                                            Name:  William J. Fair
                                            Title: President and Chief Executive
                                                   Officer


Date:  November 27, 2002                    /s/ Mark J. Miller
                                            ------------------------------------
                                            Name:  Mark J. Miller
                                            Title: Senior Vice President
                                                   Chief Financial Officer



Exhibits

99.1    Press release of American Skiing Company dated November 25, 2002
99.2 Forbearance Agreement dated November 22, 2002 among American Skiing Company Resort Properties, Inc., Fleet National Bank, as Agent, and the other lenders party thereto.